Derivative Instruments and Hedging Activities - Realized & Unrealized (Detail) - Forward foreign exchange contracts [Member] - Other Income [Member] - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Feb. 26, 2017	Feb. 28, 2016	Nov. 27, 2016	Nov. 29, 2015	Nov. 30, 2014
Derivative Instruments, Gain (Loss) [Line Items]
Realized	$ 9,076	$ 12,967	$ 17,175	$ 14,720	$ (6,184)
Unrealized	(19,320)	(9,231)	(1,315)	19,386	(4,920)
Total	$ (10,244)	$ 3,736	$ 15,860	$ 34,106	$ (11,104)